TAX-FREE FUND FOR UTAH
              Supplement to the Prospectuses dated October 31, 2000
                   (as previously supplemented March 29, 2001)
                                       and
                Statement of Additional Information dated October
                  31, 2000 (as previously supplemented January
                                    10, 2001)

         The Board of Trustees has approved the following changes to the management arrangements of the Fund. They will become effective August 1, 2001.

         Aquila Management Corporation, the Fund's Founder and Manager (the "Manager"), will assume full responsibility for management of the Fund's portfolio under the Fund's investment advisory and administration agreement. There will be no other fundamental changes in the way the Fund is managed and no change in the Fund's management fees.

         Kimball L. Young, Senior Vice President of the Fund since 1997 and Vice President from 1992 to 1997 and Thomas S. Albright, Vice President, will co-manage the Fund's portfolio.

         In addition to his position with the Fund, Mr. Young was a principal of Lewis Young Robertson & Burningham, Inc., a broker/dealer providing public finance services to Utah local governments, from 1995 to 2001. He was Senior Vice President-Public Finance, Kemper Securities Inc., Salt Lake City, Utah from 1981 to 1992. He is an economics graduate of the University of Utah.

         Mr. Albright has been Senior Vice President and, as an employee of the Manager, Portfolio Manager of Churchill Tax-Free Fund of Kentucky, which has approximately $220 million in assets and similar investment objectives to those of the Fund, since July 1, 2000. He served in the same portfolio management capacity for that fund from 1995 to 2000 as an officer of Banc One Investment Advisors Corporation, that fund's former Sub-Adviser. From 1981 to 1995 he was employed by Liberty National Bank of Louisville, KY, where he was responsible for management of its investment portfolio. Mr. Albright attended the University of Louisville and has been involved in portfolio management since 1975.

         Under a mutually acceptable arrangement, the Sub-Advisory Agreement between the Manager and Zions First National Bank will be terminated effective August 1, 2001.

                  The date of this supplement is July 23, 2001